Exhibit 99.1

PRESS RELEASE

Contact:

For Release May 15, 2008

J. Scott Kamsler Sr. Vice President and CFO 510-668-7110

Exar Corporation Reports Fiscal 2008 Fourth Quarter and Year End Results

Fremont, California, May 15, 2008 – Exar Corporation (NasdaqGM: EXAR), today reported financial results for its fiscal 2008 fourth quarter and year-ended, March 30, 2008.

Revenue

Net sales for the fourth quarter of fiscal 2008 were $28.3 million compared to net sales of $25.2 million for the prior quarter and to net sales of $15.7 million for the same period last year. Net sales for fiscal year 2008 were $89.7 million compared to net sales of $68.5 million for fiscal year 2007. Fiscal 2008 fourth quarter net sales exclude approximately $2.5 million of shipments (1) from Sipex distributor inventories held prior to the acquisition of Sipex and (2) to the Company's two primary distributors as a result of the change in revenue recognition to the sell-through method.

CEO Comment

“I welcome this opportunity and I am firmly committed to increasing revenue and achieving operational profitability,” said Pete Rodriguez, the Company’s president and chief executive officer. “We continue to be operationally cash flow positive, have strong customer engagements and provide proven technologies to capitalize on unique market opportunities. I am encouraged by our team's ongoing measures to continue to improve operations and I am optimistic about our prospects going forward.”

Gross Margin

On a GAAP basis, the gross margin for the fourth quarter of fiscal 2008 was 37.9% as compared to 30.0% for the prior quarter. On a non-GAAP basis, the gross margin for the fourth quarter of fiscal 2008 was 45.3% as compared to 47.3% for the prior quarter. Both the GAAP and Non-GAAP gross margins for the fourth quarter are net of costs of approximately two percent as a result of a product issue which is being addressed.

Impairment Charge

The results for the fiscal 2008 fourth quarter and year include a non-cash charge of $165.2 million, for the impairment of goodwill and other intangible assets related to the acquisition of

Sipex. This charge resulted from the evaluation of the Company’s carrying value of goodwill and other intangible assets which was required under FASB Statements No. 142 and No. 144 as the Company’s market capitalization was below its net book value for an extended period. This impairment charge does not affect the Company’s business, its operations or its cash position.

Net Income

The GAAP net loss for the fiscal quarter ended March 30, 2008 was $172.4 million, or $3.77 loss per share, which included the $165.2 million impairment charge, compared to a net loss of $11.7 million, or $0.24 loss per share, in the previous quarter and net income of $1.3 million, or $0.03 diluted earnings per share, for the fiscal quarter ended March 31, 2007. The non-GAAP net loss for the fiscal quarter ended March 30, 2008 was $1.7 million, or $0.04 loss per share, as compared to the non-GAAP net loss of $1.8 million, or $0.04 loss per share, in the previous quarter, and non-GAAP net income of $2.7 million, or $0.07 diluted earnings per share, in the fourth quarter of fiscal 2007.

The GAAP net loss for fiscal year 2008 was $195.9 million, or $4.55 loss per share, as compared to net income of $8.0 million, or $0.22 diluted earnings per share, for the previous fiscal year. The non-GAAP net income for fiscal 2008 was $8.5 million, or $0.19 diluted earnings per share, as compared to non-GAAP net income of $13.5 million, or $0.37 diluted earnings per share, for the previous fiscal year.

Cash Flow

During the fourth quarter of fiscal 2008, the Company’s cash, cash equivalents and short-term marketable securities decreased by $34.5 million to approximately $269 million primarily as a result of $35.0 million used to repurchase approximately 4.5 million shares of the Company’s common stock at an average price of $7.77 per share. The Company generated cash from operations of $3.4 million in the March 2008 quarter and $13.8 million in fiscal year 2008.

Current Business Outlook

For the first quarter of fiscal 2009 ending June 29, 2008, the Company projects that net sales will increase to between $29.0 million and $31.5 million. The gross margin is expected to be between 44% and 46% on a GAAP basis and between 47% and 49% on a non-GAAP basis. Operating expenses are expected to be between $19.2 million and $19.7 million on a GAAP basis and between $17.2 million and $17.7 million on a non-GAAP basis.

The Company’s statements about its future financial performance, product introductions or operating plans are based on current information and expectations and the Company undertakes no duty to update such statements. These statements are forward-looking and actual results could differ materially due to various risks and uncertainties, some of which are described herein.

Generally Accepted Accounting Principles

The Company reports its financial results in accordance with GAAP. Additionally, the Company from time to time supplements reported GAAP financials with non-GAAP measures which are included in related press releases and reports furnished to the SEC, copies of which are available at the Company’s website: http://www.exar.com or the SEC’s website at: http://www.sec.gov. For the period presented, we are disclosing non-GAAP gross margins, non-GAAP research and development expenses, non-GAAP selling, general and administrative expenses, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share, which are adjusted to exclude from our GAAP results all stock-based compensation expense, amortization of acquired intangible assets, fair value adjustment of acquired inventories, merger-related costs, in-process research and development, separation costs of executive officers goodwill and other intangible asset impairment, other than temporary loss on long-term investments, income tax effects, charge to establish deferred tax asset valuation allowance and an income tax benefit from the closure of federal tax audit. These non-GAAP measures are presented in part to enhance the understanding of the Company’s historical financial performance and comparability between reporting periods. The Company believes the non-GAAP presentation, when shown in conjunction with the corresponding GAAP measures, provide relevant and useful information to analysts, investors, management and other interested parties following the semiconductor industry. For its internal purposes, the Company uses the foregoing non-GAAP measures to evaluate performance across reporting periods, determine certain employee benefits as well as plan for and forecast the Company’s future periods. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

Results Conference Call

The Company invites investors, financial analysts, and the general public to listen to its conference call discussing the Company’s financial results for the fourth quarter of fiscal 2008, today, Thursday, May 15, 2008 at 1:30 p.m. PDT/4:30 p.m. EDT. To access the conference call, please dial (888) 428-4479 by 1:20 p.m. PDT/4:20 p.m. EDT and use conference ID number 920564. In addition, a live webcast will also be available. To access the webcast, please go to the Company's Investor Relations Homepage at: http://www.exar.com. A replay of the call will be available starting at 5:00 p.m. PDT/8:00 p.m. EDT this afternoon until 11:59 p.m. PDT on May 22, 2008/2:59 a.m. EDT on May 23, 2008. To access the replay, please dial (800) 475-6701 and use conference ID number 920564.

Product Line Highlights

Power Management

Exar Launches 1.5 MHz, 600mA Step-Down Inductive Converter — Supports Systems with Universal Serial Bus (USB) Interface

http://www.exar.com/Common/Content/News.aspx?id=3630

Exar Offers Light Emitting Diode (LED) Driver with Inductive Boost Capabilities – Ideal for Space Constrained Backlighting Applications

http://www.exar.com/Common/Content/News.aspx?id=3592

Exar’s Light Emitting Diode (LED) Driver Delivers Reduced Board Space Requirements Critical in the Design of Handheld Electronics

http://www.exar.com/Common/Content/News.aspx?id=3568

Exar Announces New PowerBlox™ Solution — 29V Input, 4A Peak Output Current Buck Regulator in 8-Lead Surface Mount Power Package

http://www.exar.com/Common/Content/News.aspx?id=3538

Exar Continues to Provide New Solutions for Driving High Power Light Emitting Diodes (LEDs)

http://www.exar.com/Common/Content/News.aspx?id=3504

Exar Releases First in a Family of Boost Controllers Supporting Light Emitting Diode (LED) Lighting and General DC/DC Conversion

http://www.exar.com/Common/Content/News.aspx?id=3288

Communications

Exar Extends Market Proven EXstor™ Storage Product Family with Two eSATA Compliant Products: 2:1 eSATA Port Selector and 2:2 eSATA Two Port Selector/Multiplier Combo

http://www.exar.com/Common/Content/News.aspx?id=3578

Interface

Exar Adds 5V RS-485/RS-422 Half-Duplex Transceiver —

http://www.exar.com/Common/Content/News.aspx?id=3278

Safe Harbor Statement

The Company’s statements about its future financial performance, anticipated results in connection with the acquisition of Sipex Corporation, changes in gross margins, revenues and operating expenses, uncertain timing of expense reductions or synergies associated with corporate restructuring, internal initiatives, distribution and OEM trends, supply chain issues among others, are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include global economic, industry and market conditions, such as customer and distributor relationships; limited visibility associated with customer demand for the Company’s products; the possible loss of, or decrease in orders from, an important customer; adjustments in interest rates and cash balances; vendor capacity or throughput constraints; possible disruption in commercial activities as a consequence of terrorist activity, natural disasters, armed conflict or health issues; successful development, market acceptance and demand for the Company’s products, including those for which the Company has achieved design wins; competitive factors, such as pricing or competing solutions; customer ordering patterns; accounting considerations related to option expensing or merger related issues; the level of inventories maintained at the Company’s OEMs and distributors; and the Company’s successful execution of internal performance plans, as well as the other risks detailed from time to time in the Company’s SEC reports, including the Annual Report on Form 10-K for the year ended March 31, 2007 and quarterly reports on Form 10-Q for the quarters ended June 30, 2007, September 30, 2007 and December 30, 2007, as well as those risks set forth in Sipex Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006 and its quarterly report on Form 10-Q for the quarter ended June 30, 2007.

About Exar

Exar Corporation is Powering Connectivity by delivering highly differentiated silicon solutions empowering products to connect. With distinctive knowledge in analog and digital technologies, Exar enables a wide array of applications such as portable devices, home media gateways, communications systems, and industrial automation equipment. Exar has locations worldwide providing real-time system-level support to drive rapid product innovation. For more information about Exar visit: http://www.exar.com.

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EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	MARCH 30, 2008	MARCH 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$122,016	$119,809
Short-term marketable securities	146,844	236,270
Accounts receivable (net of allowances of $739 and $322)	9,943	4,028
Accounts receivable, related party (net of allowances of $1,063 and $816)	3,712	338
Inventories	14,201	4,779
Interest receivable and prepaid expenses	3,889	5,262
Deferred income taxes, net	507	809

Total current assets	301,112	371,295
Property, plant and equipment, net	46,130	25,404
Goodwill	47,626	5,190
Intangible assets, net	26,019	5,451
Other non-current assets	697	562
Long-term investments	2,636	2,670
Deferred income taxes, net	—	10,602

Total assets	$424,220	$421,174

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts Payable	$8,801	$2,139
Accrued compensation and related benefits	5,744	3,418
Deferred income and allowances on sales to distributors	3,253	—
Deferred income and allowances on sales to distributors, related party	9,118	—
Other accrued expenses	8,136	3,150
Income tax payable	—	5,520

Total current liabilities	35,052	14,227
Long-term lease financing obligations	16,379	—
Other non-current obligations	1,712	191

Total liabilities	53,143	14,418

Total stockholders’ equity
Preferred stock, $.0001 par value; 2,250,000 shares authorized; no shares outstanding	—	—
Common stock, $.0001 par value; 100,000,000 shares authorized; 43,928,762 and 36,154,815 shares issued and outstanding at March 30, 2008 and March 31, 2007, respectively (net of treasury shares)	4	4
Additional paid-in capital	702,217	451,084
Accumulated other comprehensive income	1,873	76
Treasury stock at cost, 18,288,021 and 9,015,257 shares at March 30, 2008 and March 31, 2007, respectively	(235,537)	(142,572)
Retained Earnings	(97,480)	98,164

Total stockholders’ equity	371,077	406,756

Total liabilities and stockholders’ equity	$424,220	$421,174

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	MARCH 30, 2008	DECEMBER 30, 2007	MARCH 31, 2007	MARCH 30, 2008	MARCH 31, 2007
Net sales	$18,356	$20,691	$12,233	$67,925	$54,580
Net sales, related party	9,906	4,516	3,427	21,818	13,922

Total net sales	28,262	25,207	15,660	89,743	68,502

Cost of sales:
Cost of sales	10,798	12,422	4,045	33,773	17,041
Cost of sales, related party	5,244	2,679	1,045	10,406	3,967
Amortization of purchased intangible assets	1,515	2,539	240	5,452	960

Total cost of sales	17,557	17,640	5,330	49,631	21,968

Gross profit	10,705	7,567	10,330	40,112	46,534

Operating expenses:
Research and development	8,259	8,890	6,325	30,660	25,838
Selling, general and administrative	11,793	12,071	6,834	37,899	24,925
Goodwill and other intangible asset impairment	165,191	—	—	165,191	—
Acquired in-process research and development	—	—	—	8,800	—

Total operating expenses	185,243	20,961	13,159	242,550	50,763
Loss from operations	(174,538)	(13,394)	(2,829)	(202,438)	(4,229)
Other income, net:
Interest income and other, net	2,922	3,377	4,294	15,266	16,526
Other than temporary loss on long-term investments	(142)	—	—	(591)	(957)

Total interest and other income, net	2,780	3,377	4,294	14,675	15,569
Income (loss) before income taxes	(171,758)	(10,017)	1,465	(187,763)	11,340
Provision for income taxes	640	1,665	210	8,116	3,316

Net income (loss)	$(172,398)	$(11,682)	$1,255	$(195,879)	$8,024

Earnings (loss) per share:
Basic earnings (loss) per share	$(3.77)	$(0.24)	$0.03	$(4.55)	$0.22

Diluted earnings (loss) per share	$(3.77)	$(0.24)	$0.03	$(4.55)	$0.22

Shares used in the computation of earnings (loss) per share:
Basic	45,712	49,301	36,254	43,090	36,255

Diluted	45,712	49,301	36,369	43,090	36,480

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	MARCH 30, 2008	DECEMBER 30, 2007	MARCH 31, 2007	MARCH 30, 2008	MARCH 31, 2007
GAAP gross margin	37.9%	30.0%	66.0%	44.7%	67.9%
Stock-based compensation	0.5%	1.4%	0.1%	0.7%	0.1%
Amortization of acquired intangible assets	5.4%	10.1%	1.5%	6.1%	1.4%
Fair value adjustment of acquired inventories	1.5%	5.8%	—	2.5%	—
Merger-related costs	0.1%	—	—	0.1%	—

Non-GAAP gross margin	45.3%	47.3%	67.6%	54.0%	69.5%

GAAP research and development expenses	$8,259	$8,890	$6,325	$30,660	$25,838
Stock-based compensation	270	389	218	1,207	1,181
Merger-related costs	131	9	—	393	—

Non-GAAP research and development expenses	$7,858	$8,492	$6,107	$29,060	$24,657

GAAP selling, general and administrative expenses	$11,793	$12,071	$6,834	$37,899	$24,925
Stock-based compensation	884	1,035	831	3,366	3,077
Amortization of acquired intangible assets	266	474	—	936	—
Merger-related costs	717	509	—	1,992	—
Separation costs of executive officers	—	465	985	465	1,649

Non-GAAP selling, general and administrative expenses	$9,926	$9,588	$5,018	$31,140	$20,199

GAAP operating expenses	$185,243	$20,961	$13,159	$242,550	$50,763
Stock-based compensation	1,154	1,424	1,049	4,573	4,258
Amortization of acquired intangible assets	266	474	—	936	—
In-process research and development	—	—	—	8,800	—
Merger-related costs	848	518	—	2,385	—
Separation costs of executive officers	—	465	985	465	1,649
Goodwill and other intangible asset impairment	165,191	—	—	165,191	—

Non-GAAP operating expenses	$17,784	$18,080	$11,125	$60,200	$44,856

GAAP operating income (loss)	$(174,538)	$(13,394)	$(2,829)	$(202,438)	$(4,229)
Stock-based compensation	1,282	1,785	1,063	5,196	4,349
Amortization of acquired intangible assets	1,781	3,013	240	6,388	960
Fair value adjustment of acquired inventories	432	1,458	—	2,231	—
In-process research and development	—	—	—	8,800	—
Merger-related costs	884	518	—	2,437	—
Separation costs of executive officers	—	465	985	465	1,649
Goodwill and other intangible asset impairment	165,191	—	—	165,191	—

Non-GAAP operating income (loss)	$(4,968)	$(6,155)	$(541)	$(11,730)	$2,729

GAAP net income (loss)	$(172,398)	$(11,682)	$1,255	$(195,879)	$8,024
Stock-based compensation	1,282	1,785	1,063	5,196	4,349
Amortization of acquired intangible assets	1,781	3,013	240	6,388	960
Fair value adjustment of acquired inventories	432	1,458	—	2,231	—
In-process research and development	—	—	—	8,800	—
Merger-related costs	884	518	—	2,437	—
Separation costs of executive officers	—	465	985	465	1,649
Goodwill and other intangible asset impairment	165,191	—	—	165,191	—
Other than temporary loss on long-term investments	142	—	—	591	957
Income tax effects	1,035	2,691	(859)	6,694	(2,394)
Charge to establish deferred tax asset valuation allowance	—	—	—	8,323	—
Income tax benefit from the closure of federal tax audit	—	—	—	(1,933)	—

Non-GAAP net income (loss)	$(1,651)	$(1,752)	$2,684	$8,504	$13,545

GAAP diluted earnings (loss) per share	$(3.77)	$(0.24)	$0.03	$(4.55)	$0.22
Stock-based compensation	0.03	0.04	0.03	0.12	0.12
Amortization of acquired intangible assets	0.04	0.06	0.01	0.16	0.03
Fair value adjustment of acquired inventories	0.01	0.03	—	0.05	—
In-process research and development	—	—	—	0.21	—
Merger-related costs	0.02	0.01	—	0.06	—
Separation costs of executive officers	—	0.01	0.03	0.01	0.05
Goodwill and other intangible asset impairment	3.61	—	—	3.80	—
Other than temporary loss on long-term investments	—	—	—	0.01	0.03
Income tax effects	0.02	0.05	(0.02)	0.16	(0.07)
Charge to establish deferred tax asset valuation allowance	—	—	—	0.20	—
Income tax benefit from the closure of federal tax audit	—	—	—	(0.04)	—

Non-GAAP diluted earnings (loss) per share	$(0.04)	$(0.04)	$0.07	$0.19	$0.37

Shares used in diluted earnings (loss) per share — GAAP	45,712	49,301	36,369	43,090	36,480
The effect of dilutive potential common shares due to reporting Non-GAAP net income	—	—	95	540	137
The effect of removing stock-based compensation expense under SFAS 123R for Non-GAAP presentation purpose	—	—	(115)	—	(225)

Shares used in diluted earnings per (loss) share — Non-GAAP	45,712	49,301	36,349	43,630	36,392

Note: certain amounts may not total due to rounding